                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 30, 2003

                             POLYMEDICA CORPORATION

             ------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts

             ------------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)


          0-19842                                        04-3033368

---------------------------------           ----------------------------------

  (Commission File Number)                  (I.R.S. Employer Identification No.)



11 State Street, Woburn, Massachusetts                     01801

---------------------------------------      ----------------------------------

(Address of Principal Executive Offices)                (Zip Code)

                                 (781) 933-2020

                        --------------------------------

              (Registrant's Telephone Number, Including Area Code)
                        --------------------------------

                                       n/a

                        --------------------------------

          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

PolyMedica Corporation (the "Registrant") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission, as an exhibit hereto, the Registrant's press release, dated June 30, 2003, regarding its financial results. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


     In addition, the following recent events have occurred in In re:
PolyMedica Corp. Shareholder Derivative Litigation, a proceeding described in the Company's Annual Report on Form 10-K for the year ended March 31, 2003 and prior filings. The proceeding had previously been stayed in the Massachusetts Appeals Court while the parties conducted settlement discussions. The current stay expires on July 21, 2003. On June 26, 2003, the parties filed a motion to remand the proceeding to Middlesex Superior Court for the purpose of approving a potential settlement. The settlement agreement recites certain corporate governance changes made by the Company, such as the addition of three new outside directors to its board since September 2001, the appointment of a lead director, and enhancements to the Company's compliance functions. The Company agreed to pay, pursuant to the settlement agreement, plaintiffs' attorneys' fees and expenses in an amount to be determined by the Court. The Company will seek reimbursement of such fees from its insurer. The settlement is subject to approval by the Middlesex Superior Court. We can provide no assurance that the settlement will be approved by the Court. We are unable to express an opinion as to the likely outcome of this litigation.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired

            Not Applicable.

      (b)   Pro Forma Financial Information

            Not Applicable.

      (c)   Exhibits

            99.1  Press Release, dated June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

On June 30, 2003, PolyMedica Corporation issued a press release regarding its financial results. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PolyMedica Corporation

Date: July 1, 2003                      By:    /s/  Stephen C. Farrell
                                                ----------------------------
                                                     Stephen C. Farrell
                                                     Senior Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press Release, dated June 30, 2003.